EXHIBIT 99.1
Datto Announces First Quarter 2022 Financial Results
First quarter subscription revenue grew 18% year-over-year to $160.5 million and 20% in constant currency
ARR grew 20% year-over-year to $689.3 million
Norwalk, CT – May 9, 2022—Datto Holding Corp. (Datto) (NYSE: MSP), the leading global provider of security and cloud-based software solutions purpose-built for Managed Service Providers (MSPs), today announced its financial results for the first quarter ended March 31, 2022.
“We had a strong start to 2022, achieving 20% subscription revenue growth in constant currency terms for the first time since going public” said Tim Weller, Datto’s Chief Executive Officer. “We added 700 net new MSP partners during the quarter, our best quarter of partner additions in over two years, and we continued to expand ARR per MSP. Our security-first product offerings are clearly resonating in today’s market. Finally, we entered into a definitive agreement for Kaseya to acquire Datto, in an all-cash transaction in which Datto stockholders will receive $35.50 per share, valuing Datto at approximately $6.2 billion, validating Datto’s leading position and the large opportunity in the MSP channel.”
First Quarter 2022 Financial Results

(In Millions)	Q1 2022	Q1 2021	Y/Y Change
Subscription Revenue(1)	$160.5	$135.6	18%
Total Revenue(1)	$170.8	$144.9	18%
ARR(2)	$689.3	$572.5	20%
Gross Margin	71%	73%	(235 bps)
Non-GAAP Gross Margin(3)	74%	75%	(172 bps)
Net Income	$7.9	$15.3	(48)%
Adjusted EBITDA(3)	$39.5	$46.9	(16)%
Net Cash Provided by Operating Activities	$15.1	$35.2	(57)%
Free Cash Flow(3)	$4.6	$24.5	(81)%

1	Subscription and Total Revenues Y/Y percentage change includes the negative impact of foreign exchange rates of approximately 1.3%.
2	Annual run-rate revenue (ARR) is the annualized value of all subscription agreements as of the end of a period. We calculate ARR by multiplying the monthly run-rate revenue for the last month of a period by 12.
3	A reconciliation of GAAP to non-GAAP financial measures is provided in the financial statement tables included in this press release. An explanation of these measures is also included under the heading “Non-GAAP Financial Measures.”

Recent Highlights

•Announced that the company entered into a definitive agreement for Kaseya to acquire Datto in an all-cash transaction in which Datto stockholders will receive $35.50 per share, valuing Datto at approximately $6.2 billion. The acquisition is subject to regulatory approvals in addition to the satisfaction of customary closing conditions and is expected to close in the second half of 2022.
•Ended the quarter with more than 19,200 MSP partners, a net increase of 700 from the previous quarter.
•Expanded the number of MSPs contributing over $100,000 ARR to 1,500, a 30% increase from 1,150 at March 31, 2021.
•Launched two continuity solutions: i) the next generation SIRIS 5 product featuring up to 4X the performance, and ii) Cloud Continuity for PCs, improved for today’s dynamic, hybrid workforce. Both all-in-one backup and recovery solutions empower MSPs with best-in-class continuity for their small and medium business (SMB) clients.
•Hosted an MSP Technology Day focused on addressing security for SaaS applications. The virtual event attracted more than 3,800 registrants.
•Announced that DattoCon, the largest open-ecosystem MSP-centric event, will take place in person September 11-13, 2022, in Washington, DC.

Second Quarter and Full Year 2022 Financial Outlook

Given the pending acquisition by Kaseya, which is subject to regulatory approvals in addition to the satisfaction of customary closing conditions, Datto is withdrawing its prior guidance for full year 2022 and will not be providing guidance going forward.

Datto Will Not Host a First Quarter 2022 Results Conference Call

Given the pending acquisition by Kaseya, Datto will not be hosting a results conference call this quarter. For more information about Datto’s first quarter 2022 results, please see Datto’s Quarterly Report on Form 10-Q for the first quarter ended March 31, 2022, which is posted on the Company’s website at www.datto.com under the “Investors” section of the site.
About Datto
As the leading global provider of security and cloud-based software solutions purpose-built for Managed Service Providers (MSPs), Datto believes there is no limit to what small and medium businesses (SMBs) can achieve with the right technology. Datto’s proven Unified Continuity, Networking, Endpoint Management, and Business Management solutions drive cyber resilience, efficiency, and growth for MSPs. Delivered via an integrated platform, Datto’s solutions help its global ecosystem of MSP partners serve over one million businesses around the world. From proactive dynamic detection and prevention to fast, flexible recovery from cyber incidents, Datto’s solutions defend against costly downtime and data loss in servers, virtual machines, cloud applications, or anywhere data resides. Since its founding in 2007, Datto has won numerous awards for its product excellence, superior technical support, rapid growth, and for fostering an outstanding workplace. With headquarters in Norwalk, Connecticut, Datto has global offices in Australia, Canada, China, Denmark, Germany, Israel, the Netherlands, Singapore, and the United Kingdom.
Learn more at datto.com.
Forward-Looking Statements

This press release contains forward-looking statements that reflect Datto’s current expectations and projections with respect to, among other things, the proposed acquisition of Datto by Kaseya, Datto’s financial condition, results of operations, plans, objectives, future performance, and business. These statements may be preceded by, followed by or include the words ‘‘anticipate,’’ ‘‘estimate,’’ ‘‘expect,’’ ‘‘project,’’ ‘‘plan,’’ ‘‘intend,’’ ‘‘believe,’’ ‘‘may,’’ ‘‘will,’’ ‘‘should,’’ ‘‘can have,’’ ‘‘likely’’ and the negatives thereof and other words and terms of similar meaning. Forward-looking statements include all statements that are not historical facts. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements, including: uncertainties associated with the proposed acquisition of Datto by Kaseya; the occurrence of any event, change or other circumstances that could give rise to the termination of the related Merger Agreement; the inability to complete the proposed acquisition due to the failure to satisfy conditions to completion of the proposed acquisition, including the receipt of applicable approvals and clearances by government authorities; risks related to disruption of management’s attention from our ongoing business operations due to the proposed acquisition; the effect of the announcement of the proposed acquisition on our relationships with our customers, operating results and business generally; the risk that the proposed acquisition will not be consummated in a timely manner or at all; the costs of the proposed acquisition if the proposed acquisition is not consummated; restrictions imposed on our business during the pendency of the proposed acquisition; our ability to recruit, retain and develop key employees and management personnel, including in light of the proposed acquisition; the continuing impacts on our operations and financial condition from the effects of the COVID-19 pandemic; our ability to effectively compete; fluctuations in our operating results; our ability to sustain cash flows and profitability; our ability to attract new managed service provider (“MSP”) partners; our ability to sell additional products and subscriptions to our MSP partners; the recognition of revenue from our subscription offerings; the strength of the small and medium businesses (“SMB”) information technology (“IT”) market; our ability to manage the ongoing growth of our business; the risks associated with our current and future international operations, including the risks of expansion into new international markets; the impact of volatility in the global economy; including heightened inflation, rising interest rates and the effects from the war in Ukraine; the ability of our MSP partners to sell our products; possible data losses or breaches experienced by MSP partners or their SMB customers using our products or solutions; the risks associated with defects or vulnerabilities in our or our third-parties’ software, solutions, infrastructure and hardware; the impact of natural disasters, health pandemics, terrorism or other catastrophic events; and other factors disclosed in the section entitled “Risk Factors” of our most recent Annual Report on Form 10-K and subsequent filings with the SEC.

There is no assurance that any forward-looking statements will materialize. You are cautioned not to place undue reliance on forward-looking statements, which reflect expectations only as of this date. Datto undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise.

Non-GAAP Financial Measures

In addition to our results determined in accordance with generally accepted accounting principles in the United States (“GAAP”), we believe that the non-GAAP financial measures of Non-GAAP Subscription Cost of Revenue, Non-GAAP Device Cost of Revenue, Non-GAAP Professional Services and Other Cost of Revenue, Non-GAAP Depreciation and Amortization in Cost of Revenue, Non-GAAP Cost of Revenue, Non-GAAP Gross Profit, Non-GAAP Gross Margin, Non-GAAP Sales and Marketing expense, Non-GAAP Research and Development expense, Non-GAAP General and Administrative expense, Non-GAAP Depreciation and Amortization in Operating Expenses, Non-GAAP Operating Expenses, Non-GAAP Income from Operations, Non-GAAP Net Income and Non-GAAP Net Income Per Share, Adjusted EBITDA, Adjusted EBITDA Margin, and Free Cash Flow are useful in evaluating our operating performance and liquidity, as applicable. Certain of these measures exclude interest and other (income) expense, net, loss on extinguishment of debt, depreciation and amortization, stock-based compensation expense, restructuring expense and transaction related and other expense. In addition, for Non-GAAP Net Income we utilize a non-GAAP tax rate of 25%, which we believe reflects our normalized effective tax rate. Non-GAAP Gross Margin and Adjusted EBITDA Margin are calculated by dividing Non-GAAP Gross Profit and Adjusted EBITDA, as applicable, by revenues. We believe that non-GAAP financial information, when taken collectively, may be helpful to investors because it provides consistency and comparability with past financial performance and assists in comparisons with other companies, some of which use similar non-GAAP financial information to supplement their GAAP results. The non-GAAP financial information is presented for supplemental informational purposes only, and should not be considered a substitute for financial information presented in accordance with GAAP, and may be different from similarly-titled non-GAAP measures used by other companies.
Reconciliation tables of the most directly comparable GAAP financial measures to the non-GAAP financial measures used in this press release are included with the financial tables at the end of this press release.
For more information about Datto, including supplemental financial information, please visit the investor relations website at investors.datto.com.

DATTO HOLDING CORP.
Condensed Consolidated Statements of Operations
(in thousands, except share and per share amounts)
(unaudited)

	Three Months Ended March 31,
	2022	2021
Revenue:
Subscription	$160,513	$135,590
Device	9,516	8,385
Professional services and other	752	934
Total revenue	170,781	144,909
Cost of revenue:
Subscription	25,660	20,930
Device	12,608	9,498
Professional services and other	1,783	1,502
Depreciation and amortization	9,399	6,625
Total cost of revenue	49,450	38,555
Gross profit	121,331	106,354
Operating expenses:
Sales and marketing	39,862	31,926
Research and development	33,582	22,474
General and administrative	32,569	24,621
Depreciation and amortization	7,269	6,570
Total operating expenses	113,282	85,591
Income from operations	8,049	20,763
Other (income) expense:
Interest expense	122	102
Other income, net	(672)	(19)
Total other (income) expense	(550)	83
Income before income taxes	8,599	20,680
Provision for income taxes	(652)	(5,394)
Net income	$7,947	$15,286

Net income per share attributable to common stockholders:
Basic	$0.05	$0.09
Diluted	$0.05	$0.09
Weighted-average shares used in computing net income per share:
Basic	164,081,628	161,066,404
Diluted	167,535,063	164,734,402

DATTO HOLDING CORP.
Condensed Consolidated Balance Sheets
(in thousands)
(unaudited)

	March 31,	December 31,
	2022	2021
ASSETS
Current assets
Cash and cash equivalents	$191,188	$221,421
Restricted cash	1,637	1,319
Accounts receivable, net	13,419	12,870
Inventory	43,913	34,901
Prepaid expenses and other current assets	44,490	39,456
Total current assets	294,647	309,967
Property and equipment, net	108,475	106,577
Operating lease assets	31,994	31,003
Goodwill	1,172,860	1,141,726
Intangible assets, net	292,568	287,605
Other assets	89,901	85,313
Total assets	$1,990,445	$1,962,191

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities
Accounts payable	$15,227	$9,997
Accrued expenses and other current liabilities	56,125	59,553
Deferred revenue	20,274	20,356
Total current liabilities	91,626	89,906
Deferred revenue, noncurrent	3,293	3,341
Deferred income taxes	22,725	24,955
Operating lease liabilities, noncurrent	30,761	31,332
Other long-term liabilities	762	715
Total liabilities	149,167	150,249
Commitments and contingencies
STOCKHOLDERS’ EQUITY
Common stock	165	164
Additional paid-in capital	1,852,073	1,829,957
Treasury stock	(3,621)	(3,621)
Accumulated deficit	(5,845)	(13,792)
Accumulated other comprehensive income (loss)	(1,494)	(766)
Total stockholders’ equity	1,841,278	1,811,942
Total liabilities and stockholders’ equity	$1,990,445	$1,962,191

DATTO HOLDING CORP.
Condensed Consolidated Statements of Cash Flows
(in thousands)
(unaudited)

	Three Months Ended March 31,
	2022	2021
OPERATING ACTIVITIES
Net income	$7,947	$15,286
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	8,862	7,461
Amortization of acquired intangible assets	7,806	5,734
Amortization of debt issuance costs	84	84
Reserve for inventory obsolescence	375	36
Non-cash operating lease expense	1,926	1,870
Stock-based compensation	12,613	11,511
Provision for bad debt	485	1,211
Deferred income taxes	(2,607)	4,717
Unrealized foreign exchange	(298)	(626)
Changes in operating assets and liabilities:
Accounts receivable	(760)	(160)
Inventory	(9,399)	(5,559)
Prepaid expenses and other current assets	(4,951)	(3,820)
Other assets	(4,253)	(4,083)
Accounts payable, accrued expenses and other	(2,158)	3,535
Deferred revenue	(602)	(2,030)
Net cash provided by operating activities	15,070	35,167
INVESTING ACTIVITIES
Purchase of property and equipment	(10,511)	(10,681)
Acquisition of business, net of cash acquired	(43,521)	(45,486)
Net cash used in investing activities	(54,032)	(56,167)
FINANCING ACTIVITIES
Repayments of debt and capital leases	(28)	(28)
Capitalized transaction costs	—	(414)
Proceeds from stock option exercises	6,239	177
Proceeds from employee stock purchase plan share purchases	3,261	—
Net cash provided by (used in) financing activities	9,472	(265)
Effect of exchange rate changes on cash and cash equivalents	(425)	46
Net decrease in cash and cash equivalents	(29,915)	(21,219)
Cash and cash equivalents and restricted cash, beginning of year	222,740	170,413
Cash and cash equivalents and restricted cash, end of period	$192,825	$149,194
Reconciliation of cash and cash equivalents and restricted cash:
Cash and cash equivalents	$191,188	$147,819
Restricted cash	$1,637	$1,375
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid for income taxes	$816	$226
Cash paid for interest	$93	$—
NON-CASH INVESTING AND FINANCING ACTIVITIES
Purchase of property and equipment included in accounts payable	$400	$271
Unpaid initial public offering costs in total current liabilities	$—	$270

DATTO HOLDING CORP.
GAAP to Non-GAAP Reconciliations and Calculation of Other Key Metrics
(in thousands, except percentages and share and per share amounts)
(unaudited)

	Three Months Ended March 31,
	2022	2021
Non-GAAP Subscription Cost of Revenue
GAAP subscription cost of revenue	$25,660	$20,930
Stock-based compensation expense	(1,020)	(1,228)
Non-GAAP subscription cost of revenue	$24,640	$19,702

Non-GAAP Device Cost of Revenue
GAAP device cost of revenue	$12,608	$9,498
Stock-based compensation expense	(36)	(62)
Non-GAAP device gross cost of revenue	$12,572	$9,436

Non-GAAP Professional Services and Other Cost of Revenue
GAAP professional services and other cost of revenue	$1,783	$1,502
Stock-based compensation expense	(66)	(103)
Non-GAAP professional services and other cost of revenue	$1,717	$1,399

Non-GAAP Depreciation and Amortization in Cost of Revenue
GAAP depreciation and amortization in cost of revenue	$9,399	$6,625
Amortization of acquired intangible assets	(3,140)	(1,312)
Non-GAAP depreciation and amortization in cost of revenue	$6,259	$5,313

Non-GAAP Cost of Revenue
GAAP cost of revenue	$49,450	$38,555
Amortization of acquired intangible assets	(3,140)	(1,312)
Stock-based compensation expense	(1,122)	(1,393)
Non-GAAP cost of revenue	$45,188	$35,850

Non-GAAP Gross Profit
GAAP gross profit	$121,331	$106,354
Amortization of acquired intangible assets	3,140	1,312
Stock-based compensation expense	1,122	1,393
Non-GAAP gross profit	$125,593	$109,059

DATTO HOLDING CORP.
GAAP to Non-GAAP Reconciliations and Calculation of Other Key Metrics
(in thousands, except percentages and share and per share amounts)
(unaudited)

	Three Months Ended March 31,
	2022	2021
Non-GAAP Sales and Marketing
GAAP sales and marketing expense	$39,862	$31,926
Stock-based compensation expense	(2,588)	(2,295)
Non-GAAP sales and marketing expense	$37,274	$29,631
Non-GAAP Research and Development
GAAP research and development expense	$33,582	$22,474
Stock-based compensation expense	(6,174)	(4,874)
Non-GAAP research and development expense	$27,408	$17,600
Non-GAAP General and Administrative
GAAP general and administrative expense	$32,569	$24,621
Stock-based compensation expense	(2,729)	(2,949)
Transaction related and other expense	(2,210)	(1,439)
Non-GAAP general and administrative expense	$27,630	$20,233
Non-GAAP Depreciation and Amortization in Operating Expenses
GAAP depreciation and amortization in operating expenses	$7,269	$6,570
Amortization of acquired intangible assets	(4,666)	(4,422)
Non-GAAP depreciation and amortization in operating expenses	$2,603	$2,148
Non-GAAP Operating Expenses
GAAP operating expenses	$113,282	$85,591
Amortization of acquired intangible assets	(4,666)	(4,422)
Stock-based compensation expense	(11,491)	(10,118)
Transaction related and other expense	(2,210)	(1,439)
Non-GAAP operating expenses	$94,915	$69,612
Non-GAAP Income From Operations
GAAP income from operations	$8,049	$20,763
Amortization of acquired intangible assets	7,806	5,734
Stock-based compensation expense	12,613	11,511
Transaction related and other expense	2,210	1,439
Non-GAAP income from operations	$30,678	$39,447

DATTO HOLDING CORP.
GAAP to Non-GAAP Reconciliations and Calculation of Other Key Metrics
(in thousands, except percentages and share and per share amounts)
(unaudited)

	Three Months Ended March 31,
	2022	2021
Non-GAAP Net Income and Net Income Per Share
GAAP net income	$7,947	$15,286
GAAP provision for income taxes	652	5,394
GAAP income before income taxes	8,599	20,680
Amortization of acquired intangible assets	7,806	5,734
Stock-based compensation expense	12,613	11,511
Transaction related and other expense	2,210	1,439
Non-GAAP provision for income taxes	(7,807)	(9,841)
Non-GAAP net income	$23,421	$29,523
Non-GAAP net income per share attributable to common shareholders:
Basic	$0.14	$0.18
Diluted	$0.14	$0.18
Weighted-Average Shares used in computing Non-GAAP Net Income per Share:
Non-GAAP weighted-average shares used in computing net income per share, basic	164,081,628	161,066,404
Non-GAAP weighted-average shares used in computing net income per share, diluted	167,535,063	164,734,402

Adjusted EBITDA
GAAP net income	$7,947	$15,286
Interest and other (income) expense, net	(550)	83
Depreciation and amortization	16,668	13,195
Provision for income tax	652	5,394
Stock-based compensation expense	12,613	11,511
Transaction related and other expense	2,210	1,439
Adjusted EBITDA	$39,540	$46,908
Adjusted EBITDA margin	23.2%	32.4%

Free Cash Flow
GAAP net cash provided by operating activities	$15,070	$35,167
Less: Purchases of property and equipment	(10,511)	(10,681)
Free cash flow	$4,559	$24,486
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Media Contact:
Shoba V. Lemoine
communications@datto.com
Investor Contact:
Ryan Burkart
ir@datto.com
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